UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey	07632
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code (844) 266-2548

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ

Item 1.01. Entry into a Material Definitive Agreement.

On August 12, 2021, ConnectOne Bancorp, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Piper Sandler & Co., Raymond James & Associates, Inc., Keefe Bruyette & Woods, Inc., and Stephens, Inc., as representative for the several underwriters named in the Underwriting Agreement (collectively, the “Underwriters”) to issue and sell to the Underwriters an aggregate amount of 4,000,000 Depositary Shares (the “Depositary Shares”), each representing a 1/40th ownership interest in a share of 5.25% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, no par value per share, of the Company in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333- 258093), as amended, and a related prospectus, including the related prospectus supplement (collectively, the “Registration Statement”), filed with the Securities and Exchange Commission. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference into this Item 1.01. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registration Statement and such exhibit is hereby incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits accompany this report.

Exhibit
No.	Description
1.1	Underwriting Agreement, dated August 12, 2021, by and among ConnectOne Bancorp, Inc. Piper Sandler & Co., Raymond James & Associates, Inc., Keefe Bruyette & Woods, Inc., and Stephens, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated:	August 13, 2021	By:	/s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit
No.	Description
1.1	Underwriting Agreement, dated August 12, 2021, by and among ConnectOne Bancorp, Inc. Piper Sandler & Co., Raymond James & Associates, Inc., Keefe Bruyette & Woods, Inc., and Stephens, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).